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EXHIBIT 21 - SUBSIDIARIES OF THE REGISTRANT

       Company                                                                          Jurisdiction
       -------                                                                          ------------
   ABC Wireless, L.L.C.                                                                    Delaware
   ATG International, Inc.                                                                 Nevada
   AWS Caribbean Services, Inc.                                                            Delaware
   AWS License Newco, LLC                                                                  Delaware
   Acadiana Cellular General Partnership                                                   Delaware
   Affiliate License Co., L.L.C.                                                           Delaware
   Arnage Wireless, L.L.C.                                                                 Delaware
   Beach Holding Corporation                                                               Delaware
   Bellingham Cellular Partnership                                                         Maryland
   Bloomington Cellular Telephone Company                                                  Delaware
   Blue Licenses Holding, LLC                                                              Delaware
   Blue Texas Licenses Holding, L.P.                                                       Delaware
   Bradenton Cellular Partnership                                                          Florida
   Bremerton Cellular Telephone Company                                                    Delaware
   CA/NV Tower Holdings, LLC                                                               Delaware
   CCPR Paging, Inc.                                                                       Delaware
   CCPR Services, Inc.                                                                     Delaware
   CCPR of The Virgin Islands, Inc.                                                        Delaware
   CMT Partners                                                                            Delaware
   CS Supply II, LLC                                                                       Delaware
   Cagal Cellular Communications Corp.                                                     Delaware
   Cascade Wireless, LLC                                                                   Washington
   Cellular Mobile Systems of Missouri Inc.                                                Missouri
   Cellular Radio of Chattanooga                                                           Georgia
   Cellular Retail Corporation                                                             Delaware
   Champaign Celltelco                                                                     District of Columbia
   Channel Communications, Inc.                                                            California
   Chattanooga MSA Limited Partnership                                                     Delaware
   Cincinnati SMSA Limited Partnership                                                     Delaware
   Cingular Headquarter Assets, LLC                                                        Delaware
   Cingular Real Estate Holdings of the Southeast, LLC                                     Georgia
   Cingular Supply II, LLC                                                                 Delaware
   Cingular Supply, L.P.                                                                   Delaware
   Cingular Wireless Aviation Holdings, LLC                                                Delaware
   Cingular Wireless Consolidated Holdings, Inc.                                           Delaware
   Cingular Wireless Corporation                                                           Delaware
   Cingular Wireless Employee Services, LLC                                                Delaware
   Cingular Wireless II, LLC                                                               Delaware
   Cingular Wireless LLC                                                                   Delaware
   Cingular Wireless of Galveston, LP                                                      Delaware
   Cingular Wireless of Texas RSA #11 Limited Partnership                                  Delaware
   Cingular Wireless of Texas RSA #16 Limited Partnership                                  Delaware
   Citrus Cellular Limited Partnership                                                     Delaware


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EXHIBIT 21 - SUBSIDIARIES OF THE REGISTRANT

   Claircom Canada, Inc.                                                                   Delaware
   Claircom Communications Group, Inc.                                                     Delaware
   Claircom Equipment Corporation                                                          Delaware
   Claircom International Technology, Inc.                                                 Nevada
   Claircom Licensee Corporation                                                           Delaware
   DFW Signal Partners                                                                     Texas
   Dallas Cellular Telephone Company, LP                                                   Delaware
   Decatur RSA Limited Partnership                                                         Delaware
   Florida RSA No. 2B (Indian River) Limited Partners                                      Delaware
   GTE Mobilnet of South Texas Limited Partnership                                         Delaware
   Galveston Cellular Partnership                                                          Texas
   Galveston Cellular Telephone Company                                                    Delaware
   Galveston Cellular, LLC                                                                 Delaware
   Georgia RSA No. 3 Limited Partnership                                                   Delaware
   Hood River Cellular Telephone Company, Inc.                                             Delaware
   Houma-Thibodaux Cellular Partnership                                                    District of Columbia
   Houma/Thibodaux Cellular Supply, LLC                                                    Delaware
   Houston Cellular Telephone Company, LP                                                  Texas
   JVII General Partnership                                                                Delaware
   Jacksonville MSA Limited Partnership                                                    Delaware
   Jacksonville MSA Supply, LLC                                                            Delaware
   Kankakee Cellular L.L.C.                                                                Illinois
   Kansas City SMSA Cellular Supply Limited Partnership                                    Delaware
   LIN Texas Long Distance Company, LP                                                     Delaware
   Lafayette MSA Limited Partnership                                                       Delaware
   Lafayette MSA Supply, LLC                                                               Delaware
   Louisiana RSA No. 7 Cellular General Partnership                                        Delaware
   Louisiana RSA No. 8 Limited Partnership                                                 Delaware
   Lubbock SMSA Holdings, LLC                                                              Delaware
   Lubbock SMSA Limited Partnership                                                        Delaware
   Lubbock SMSA Supply Limited Partnership                                                 Delaware
   MMM Holdings, LLC                                                                       Delaware
   Madison SMSA Limited Partnership                                                        Delaware
   McAllen-Edinburg-Mission SMSA Holdings, LLC                                             Delaware
   McAllen-Edinburg-Mission SMSA Limited Partnership                                       Delaware
   McAllen-Edinburg-Mission SMSA Supply Limited Partnership                                Delaware
   McCaw Cellular Communications of Texas, LLC                                             Texas
   Medford Cellular Telephone Company, Inc.                                                Delaware
   Melbourne Cellular Telephone Company                                                    Delaware
   Milwaukee SMSA Limited Partnership                                                      Delaware
   Milwaukee SMSA Supply, LLC                                                              Delaware
   Missouri RSA 11/12 Limited Partnership                                                  Delaware
   Missouri RSA 8 Limited Partnership                                                      Delaware
   Missouri RSA 9B1 Limited Partnership                                                    Delaware


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
   Mobility Re Insurance Company, Inc.                                                     Hawaii
   Napa Cellular Telephone Company                                                         California
   New Cingular Wireless Headquarters, LLC                                                 Delaware
   New Cingular Wireless National Accounts, LLC                                            Delaware
   New Cingular Wireless PCS, LLC                                                          Delaware
   New Cingular Wireless Services Purchasing Company, LP                                   Delaware
   New Cingular Wireless Services Purchasing of Massachusetts, Inc.                        Delaware
   New Cingular Wireless Services of Nevada, LLC                                           Nevada
   New Cingular Wireless Services, Inc.                                                    Delaware
   New Cingular Wireless WCS License Corporation                                           Delaware
   Northeastern Georgia RSA Limited Partnership                                            Delaware
   Ocala Cellular Telephone Company, Inc.                                                  Delaware
   Oklahoma City SMSA Limited Partnership                                                  Delaware
   Oklahoma City SMSA Supply, LLC                                                          Delaware
   Oklahoma RSA 3 Limited Partnership                                                      Delaware
   Oklahoma RSA 9 Limited Partnership                                                      Delaware
   Olympia Cellular Telephone Company, Inc.                                                Delaware
   Omnipoint Facilities Network 2, LLC                                                     Delaware
   Orange Licenses Holding, LLC                                                            Delaware
   Orange Texas Licenses Holding, L.P.                                                     Delaware
   Orlando CGSA Holdings, Inc.                                                             Delaware
   Orlando SMSA Limited Partnership                                                        Delaware
   Pine Bluff Cellular, Inc.                                                               Delaware
   Provo Cellular Telephone Company                                                        Delaware
   RAM Communications Group, LLC                                                           Delaware
   Reno Cellular Telephone Company                                                         District of Columbia
   Royal Wireless, LLC                                                                     Delaware
   SBC Wireless - Puerto Rico, LLC                                                         Delaware
   SWBW B-Band Development, LLC                                                            Delaware
   Salem Cellular Telephone Company                                                        Delaware
   Salmon PCS LLC                                                                          Delaware
   Salmon PCS Licensee, LLC                                                                Delaware
   San Juan Cellular Telephone Company                                                     District of Columbia
   Santa Barbara Cellular Systems, Ltd.                                                    Georgia
   Santa Barbara Holding Ltd.                                                              Georgia
   Sarasota Cellular Telephone Company                                                     Delaware
   Sierra Nevada Wireless Receivables Corporation                                          Delaware
   St. Cloud Cellular Telephone Company, Inc.                                              Delaware
   TeleCorp Communications, LLC                                                            Delaware
   TeleCorp Realty, L.L.C.                                                                 Delaware
   Tennessee NewCorp, Inc.                                                                 Delaware
   Texas RSA #16 Holdings, LLC                                                             Delaware
   Texas RSA #16 Supply Limited Partnership                                                Delaware
   Texas RSA 1 Limited Partnership                                                         Texas

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EXHIBIT 21 - SUBSIDIARIES OF THE REGISTRANT

   Texas RSA 18 Limited Partnership                                                        Delaware
   Texas RSA 19 Limited Partnership                                                        Delaware
   Texas RSA 20B1 Limited Partnership                                                      Delaware
   Texas RSA 20B2 Limited Partnership                                                      Texas
   Texas RSA 3-B Limited Partnership                                                       Texas
   Texas RSA 6 Limited Partnership                                                         Delaware
   Texas RSA 7B1 Limited Partnership                                                       Delaware
   Texas RSA 9B1 Limited Partnership                                                       Delaware
   Topeka SMSA Limited Partnership                                                         Delaware
   Transit Communications, Inc.                                                            California
   Visalia Cellular Telephone Company                                                      Delaware
   Wireless Maritime Services, LLC                                                         Delaware
   AT&T Wireless Services of Taiwan, Inc.                                                  British Virgin Islands
   AWS Caribbean Holdings, Inc.                                                            St. Christopher/Nevis
   AWS Global Holding Company S.A.R.L.                                                     France
   AWS Global Operating Company E.U.R.L.                                                   France
   AWS International I S.A.R.L.                                                            Luxembourg
   AWS International II S.A.R.L.                                                           Luxembourg
   AirOne Canada Communications Inc.                                                       Canada
   AirOne Canada Holdings, Inc.                                                            Canada
   Atlantic West BV                                                                        Netherlands
   Atlantic West Finance                                                                   England
   Atlantic West Finance Ltd                                                               England
   Barbados Wireless Holdings Limited                                                      St. Lucia
   Belize Wireless Holdings Ltd.                                                           St. Lucia
   CHD Investments Holdings, Inc.                                                          Republic of China
   CHD Taiwan Holdings, Inc.                                                               British Virgin Islands
   Cantel Limited                                                                          Canada
   Cellular Communications (Barbados) SRL                                                  Barbados
   Cheung Hing Development, Ltd.                                                           British Virgin Islands
   Claircom Europe (SARL)                                                                  France
   Claircom de Mexico, S.A. de CV                                                          Mexico
   Dataserv Espana, S.A.                                                                   Spain
   E. World (Holdings), Ltd.                                                               Cayman Islands
   E. World Co., Ltd.                                                                      Republic of China
   Ideaculture Limited                                                                     Cayman Islands
   MGS (Holdings) Ltd.                                                                     St. Lucia
   MGS Caribbean Ltd.                                                                      St. Lucia
   MediaOne Cellular Investment Company                                                    Mauritus
   MediaOne India BV                                                                       Netherlands
   MediaOne International I BV                                                             Netherlands
   MediaOne International II BV                                                            Netherlands
   New Cingular Wireless Services of Colombia, LLC                                         British Virgin Islands
   Oceanic Digital Communications B.V.                                                     Netherlands
   Oceanic Digital FWI S.A.S.                                                              France

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EXHIBIT 21 - SUBSIDIARIES OF THE REGISTRANT

   Peachtree Insurance Company, Ltd.                                                       Bermuda
   TT-2 Telecommunications LTDA                                                            Brazil
   Taiwan Investment Holdings, Inc.                                                        British Virgin Islands
   Taiwan Investment Sub I, Inc.                                                           British Virgin Islands
   Taiwan Investment Sub III, Inc.                                                         British Virgin Islands
   Taiwan Investment Sub IV, Inc.                                                          British Virgin Islands
   Taiwan Investment Sub IX, Ltd.                                                          British Virgin Islands
   Taiwan Investment Sub V, Inc.                                                           British Virgin Islands
   Taiwan Investment Sub VI, Inc.                                                          British Virgin Islands
   Taiwan Investment Sub VII, Ltd.                                                         British Virgin Islands
   Taiwan Investment Sub VIII, Ltd.                                                        British Virgin Islands
   Taiwan Investment Sub X, Ltd.                                                           British Virgin Islands
   Taiwan Wireless Investments, Inc.                                                       Republic of China
   Taiwan Investment Sub II, Inc.                                                          British Virgin Islands
   Wireless Holdings (Bermuda) Ltd.                                                        Bermuda
   Wireless Ventures (Barbados) Ltd.                                                       Barbados
   Wireless Ventures (Belize) Limited                                                      Belize
   Wireless Ventures (Cayman Islands) Ltd.                                                 Cayman Islands
   Wireless Ventures (Turks & Caicos) Ltd.                                                 Turks & Caicos

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